                                                            EXHIBIT 10.5

                          EMPLOYMENT AGREEMENT BETWEEN
                   IXL ENTERPRISES, INC., AND MICHAEL J. CASEY

         This Agreement is made as of this 31st day of July 2000, by and between iXL Enterprises, Inc. ("iXL") and Michael J. Casey ("Employee"). As the Employee's services are expected to be very valuable to iXL, iXL is employing the Employee on the terms set forth in this Agreement and its Appendices (which are a part of this Agreement).

         In recognition of the highly competitive nature of iXL, the need for clients to communicate confidences to iXL, the obligation of iXL to maintain the confidentiality of information relating to its clients to which iXL and its employees may become privy during the ordinary course of iXL's business, and the proprietary nature of iXL's technology and research and development, as a condition to Employee's employment with iXL, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follows (all pronouns or any variations thereof contained in this Agreement refer to the masculine, feminine or neuter, singular or plural, as the identity of the Employee may require):

1.       TRADE SECRETS AND CONFIDENTIAL INFORMATION.

         The Employee agrees that iXL is engaged in the highly competitive business of providing Internet professional services, including Internet strategy consulting and the development of comprehensive Internet-based business solutions. iXL's involvement in this business has required and continues to require the expenditure of substantial amounts of money and the use of skills developed over a long period of time. As a result of these investments of money, skill and time, iXL has developed and will continue to develop certain valuable Trade Secrets and Confidential Information that are peculiar to iXL's business and the disclosure of which would cause iXL great and irreparable harm.

                  (a) The term "Trade Secrets" means any scientific or technical information, design, process, procedure, formula or improvement that is valuable and not generally known to iXL's competitors. To the fullest extent consistent with the foregoing, and otherwise lawful, Trade Secrets shall include, without limitation, information and documentation pertaining to the design, specifications, capacity, testing, installation, implementation and customizing techniques and procedures concerning iXL's present and future products and services. This includes, but is not limited to:

                           (i)      software (including source and object code),
algorithms, inventions, designs, concepts, discoveries, improvements, computer processing systems, techniques, methodologies, formulas, processes, compilations of information, data, models, photographs, know-how, machines, plans, techniques, user documentation, functional overviews, screen layouts, report layouts, processing flow charts and other work products, drawings, proposals, job notes, reports, records, and specifications, whether the foregoing have been developed by or for iXL or otherwise obtained by iXL;


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

customer or referral lists, agreements, prospects, strategies, plans, records, files, or other similar information;

                           (ii)     project agreements, product agreements,
service agreements, sales contracts, licenses, negotiations, strategies, plans, records, or files;

                           (iii)    iXL policy and operating manuals or
procedures, workflow systems, product-design processes and systems and strategies for providing services;

                           (iv)     iXL performance or financial statements or
other such information;

                           (v)      product, application and service price
lists, forms, contracts, marketing or other research and development data and the results thereof or related information; and

                           (vi)     product, application and service testing or
evaluation results or similar information.

                  (b) The term "Confidential Information" means any data or information and documentation, other than that which is a Trade Secret, which is valuable to iXL and not generally known to the public, including but not limited to:

                           (i)      financial information, including but not
limited to earnings, assets, debts, prices, fee structures, volumes of purchases or sales, or other financial data, whether relating to iXL generally, or to particular products, services, geographic areas, or time periods;

                           (ii)     supply and service information, including
but not limited to information concerning the goods and services utilized or purchased by iXL, the names and addresses of suppliers, terms of supplier service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of particular suppliers, though generally known or available, yields advantages to iXL the details of which are not generally known;

                           (iii)    marketing information, including but not
limited to details about ongoing or proposed marketing programs or agreements by or on behalf of iXL, marketing forecasts, results of marketing efforts or information about impending transactions;

                           (iv)     personnel information, including but not
limited to employees' personal or medical histories, compensation or other terms of employment, actual or proposed promotions, hiring, resignations, disciplinary actions, terminations or reasons therefore, training methods, performance or other employee information; and customer information, including but not limited to any customer proposals or agreements between customers and iXL, status of customer accounts or credit, or related information about actual or prospective customers.


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

         2.       OWNERSHIP.

         Any and all inventions, discoveries, improvements, or creations (collectively, "Creations") which the Employee has conceived or made or may conceive or make during the period of employment that are connected with iXL, shall be the sole and exclusive property of iXL. The Employee agrees that all copyrightable or patentable works created by the Employee or under iXL's direction in connection with iXL's business are "works made for hire" and shall be the sole and complete property of iXL, and that any and all copyrights or patents to such works shall belong to iXL, and the Employee shall execute all documents that may be necessary to convey or assign any rights the Employee may have in such Creations. To the extent such works are not deemed to be "works made for hire," the Employee hereby assigns all proprietary rights, including copyright, in these works to iXL without further compensation.

         The Employee further agrees to (i) disclose promptly to iXL all such Creations which the Employee has made or may make solely, jointly, or commonly with others; (ii) assign all such Creations to iXL, and (iii) execute and sign any and all applications, assignments, or other instruments which iXL may deem necessary in order to enable it, at its expense, to apply for, prosecute, and obtain copyrights, patents or other proprietary rights in the United States and foreign countries or in order to transfer to iXL all right, title, and interest in such Creations.

         3.       NON-DISCLOSURE OF TRADE SECRETS AND CONFIDENTIAL INFORMATION.

         The Employee agrees, except as specifically required in the performance of his duties for iXL or if required by a court of law, that he will not, during the course of his employment by iXL and for so long thereafter as the pertinent information or documentation remain Trade Secrets or Confidential Information, directly or indirectly use, disclose or disseminate to any other person, organization or entity or otherwise use any Trade Secrets or Confidential Information. The obligations set forth herein shall not apply to any Trade Secrets or Confidential Information, which shall have become generally known to competitors of iXL through no act or omission of the Employee.

         4.       NON-SOLICITATION OF CUSTOMERS.

                  (a) The Employee agrees that while employed by iXL, he will have contact with and become aware of iXL's customers and the representatives of those customers, their names and addresses, specific customer needs and requirements, and leads and references to prospective customers. The Employee further agrees that loss of such customers will cause iXL great and irreparable harm.

                  (b) The Employee agrees that, except in the performance of his duties for iXL, during his employment with iXL and for one (1) year after the cessation of his employment, he will not directly or indirectly solicit, contact, call upon, or attempt to communicate with any customer, former customer or prospective customer of iXL for the purpose of providing Internet professional services, including Internet strategy consulting


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and the development of comprehensive Internet-based business solutions. This restriction shall apply only to any customer, former customer or prospective customer of iXL with whom the Employee had contact during the last two (2) years of his employment with iXL. For the purposes of this paragraph, "contact" means interaction between the Employee and the customer, former customer or prospective customer which takes place to further the business relationship, or performing services for the customer, former customer or prospective customer on behalf of iXL.

         5.       NON-SOLICITATION OF EMPLOYEES.

         The Employee agrees that for as long as he is employed by iXL and for one (1) year after the cessation of his employment he will not recruit, hire or attempt to recruit or hire, directly or by assisting others, any other employee of iXL with whom the Employee had contact during his employment with iXL. For the purposes of this paragraph, "contact" means any interaction whatsoever between the Employee and the other employee.

         6.       RETURN OF PROPERTY.

         The Employee agrees that he will deliver to iXL upon the cessation of his employment, whether voluntary or involuntary, and at any other time upon iXL's request, (i) all memoranda, notes, records, computer programs, computer files, drawings or other documentation, whether made or compiled by the Employee alone or with others or made available to him while employed by iXL, pertaining to Creations, Trade Secrets, Confidential Information or other inventions and works of iXL or its clients and (ii) all Creations, Trade Secrets, Confidential Information and other inventions and works of iXL or its clients in the Employee's possession, custody or control. The Employee will not retain any written or other tangible material containing any information concerning or disclosing any of the Creations, Trade Secrets or Confidential Information of iXL or its clients. The Employee recognizes that the unauthorized taking or disclosure of any of such information or materials could also result in both civil and criminal liability.

         7.       DEVOTION OF SERVICES.

         The Employee agrees that during his employment with iXL he will devote his whole working time and ability to the services of iXL in such capacity as described on Appendix A attached hereto. The Employee further agrees that during the course of his employment by iXL he will not have any material (greater than five percent (5%)) financial interest, whether direct or indirect, in any firm or organization which provides products or services directly competitive with iXL. Furthermore, Employee shall be permitted to make passive investments of up to ten percent (10%) of outstanding equity securities in any publicly traded corporation which receives less than twenty-five percent (25%) of its revenue from the sale of products or services directly competitive with iXL.

         8.       PRIOR COMMITMENTS.

         By this Agreement, the Employee acknowledges and represents that he has no other agreements, relationships, or commitments to any other person or entity that


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conflict with his obligations to iXL under this Agreement. The Employee will not disclose to iXL, use, or induce iXL to use, any proprietary information or trade secrets of others. The Employee represents and warrants that he has returned all property and confidential information belonging to all prior employers.

         9.       AT WILL EMPLOYMENT.

         Nothing contained herein constitutes, nor should it be interpreted, deemed or construed to imply, a contract of employment for any specific term. Unless otherwise provided in a separate written agreement executed by the Employee and an authorized representative of iXL, the Employee's employment with iXL is at will, meaning either the Employee or iXL may terminate the employment relationship at any time for any reason, or for no reason at all. The Employee acknowledges, understands and agrees that the execution of this Agreement and performance hereunder does not constitute a promise or contract of continued employment.

         10.      WAIVER OF BREACH.

         iXL's waiver of a breach of any provision of this Agreement by the Employee does not waive any subsequent breach by the Employee, nor does iXL's failure to take action against any other employee for similar breaches operate as a waiver by iXL of a breach.

         11.      COURT'S RIGHT TO MODIFY RESTRICTIONS.

         The parties have attempted to limit the Employee's right to compete only to the extent necessary to protect iXL from unfair competition. The parties recognize, however, that reasonable people may differ in making such a determination. Consequently, the parties agree that, if the scope or enforceability of this Agreement is in any way disputed at any time, an arbitrator, court or other trier of fact may modify and enforce the Agreement to the extent it believes to be reasonable under the circumstances.

         12.      SEVERABILITY.

         If any provision in this Agreement is determined to be in violation of any law, rule or regulation or otherwise unenforceable, such determination shall not affect the validity of any other provision of this Agreement, but such other provisions shall remain in full force and effect. Each provision, paragraph and subparagraph of this Agreement is severable from every other provision, paragraph and subparagraph and constitutes a separate and distinct covenant.

         13.      SUCCESSORS.

         This Agreement shall be binding upon and inure to the benefit of iXL and its successors and assigns, and the Employee, his heirs, executors and administrators. iXL shall be entitled to assign its rights hereunder without first obtaining the Employee's consent.


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

         14.      INJUNCTIVE RELIEF.

         The Employee understands, acknowledges and agrees that in the event of a breach or threatened breach of any of the covenants and promises contained in this Agreement iXL shall suffer irreparable injury for which there is no adequate remedy at law, and iXL will therefore be entitled to both preliminary and permanent injunctive relief from the courts enjoining said breach or threatened breach. The Employee further acknowledges that iXL also shall have the right to seek a remedy at law as well as or in lieu of equitable relief in the event of any such breach.

         15.      ENTIRE AGREEMENT AND MODIFICATION.

         This Agreement supersedes any and all prior understandings and agreements between the parties that are made null and void by this Agreement. This Agreement may not be altered or amended except in writing, signed by the Employee and an authorized representative of iXL. This Agreement may not be altered or amended except in writing, signed by the Employee and an authorized representative of iXL.

         16.      CHOICE OF LAW.

         The parties agree that this Agreement is to be governed by and construed under Georgia law.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above mentioned.


iXL Enterprises, Inc.                  Michael J. Casey



By: /s/ U. Bertram Ellis               /s/ Michael J. Casey
    ---------------------------        -------------------------------
                                       Employee Signature
Title: Chairman
      -------------------------


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

                                   APPENDIX A

                            SPECIAL EMPLOYMENT TERMS

         1. COMMENCEMENT OF EMPLOYMENT. The Employee's employment under this Agreement shall commence on July 31, 2000. The Employee's title shall be Executive Vice President and Chief Financial Officer, and the Employee shall have such duties and responsibilities customarily assigned to such position and with reporting responsibilities to the Chief Executive Officer.

         2.       COMPENSATION AND RELATED MATTERS.

                  (a) BASE SALARY. iXL shall pay the Employee a base salary at an annual rate of $245,000.00, or such higher amount as iXL elects to pay the Employee. The Employee's base salary shall be paid in conformity with iXL's salary payment practices generally applicable to other similarly situated iXL executives.

                  (b) BONUSES. The Employee shall be eligible for the thirty-two percent (32%) bonus target, maximum forty percent (40%) bonus stretch, available under iXL's Management Incentive Plan.

                  (c) STOCK OPTIONS. Within sixty (60) days of the Employee's employment under this Agreement, the Employee shall be granted stock options (Options) to purchase 325,000 shares of iXL's common stock pursuant to the terms set forth in the attached Option agreements (Appendix B). The Options shall be subject to all terms of the stock option plan under which they were issued and the attached Option agreements.

                  (d) STANDARD BENEFITS. During the Employee's employment, the Employee shall be entitled to participate in all employee benefit plans and programs, including paid vacations, to the same extent generally available to other similarly situated iXL executives, in accordance with the terms of those plans and programs. iXL shall have the right to terminate or change any such plan or program at any time.

                  (e) INDEMNIFICATION. iXL shall extend to the Employee the same indemnification arrangements as are generally provided to other similarly situated iXL executives, including after termination of the Employee's employment.

                  (f) EXPENSES. The Employee shall be entitled to receive prompt reimbursement for all reasonable and customary travel and business expenses incurred in connection with his employment, but the Employee must incur and account for those expenses in accordance with the policies and procedures established by iXL.

         3.       TERMINATION.

                  (a) RIGHTS AND DUTIES. If the Employee's employment is terminated, the Employee shall be entitled to the amounts or benefits shown in the applicable row in the following table, subject to Sections 3(b) through 3(g) of this Appendix. iXL and the Employee shall have no further obligations to each other, except iXL's ongoing indemnification obligation under Section 2(e) of this Appendix, and the Employee's intellectual property ownership, confidentiality, non-solicitation, and return of property obligations under Sections 2 through 6 of the Agreement, and the parties' mutual arbitration obligations, or as set forth in any agreement into which the Employee and iXL subsequently enter.

================================================================================
DISCHARGE FOR CAUSE;       Prompt payment of (1) any unpaid base salary,
RESIGNATION                expense reimbursements, or vacation days accrued
                           prior to termination of employment, and (2) other
                           unpaid vested amounts or rights then due the
                           Employee under iXL compensation, incentive,
                           Option, and benefit plans.
- --------------------------------------------------------------------------------
DISABILITY                 Same as for "Discharge for Cause; Resignation"
                           EXCEPT that the Employee also shall be potentially
                           eligible for disability benefits under any
                           iXL-provided disability plan in which the Employee
                           then participates.
- --------------------------------------------------------------------------------
DISCHARGE                  Same as for "Discharge for Cause; Resignation"
OTHER THAN                 EXCEPT that, in exchange for the Employee's
FOR CAUSE OR               execution of a release in accordance with
DISABILITY/                subsection (d) below, the Employee's base salary
OR                         shall also continue for twelve months,
TERMINATION                subject to subsection (f) below.
FOR GOOD
REASON
- --------------------------------------------------------------------------------
DEATH                      Same as for "Discharge for Cause; Resignation" EXCEPT
                           that payments shall be made to the person or entity
                           prescribed by iXL policies, and any death benefits
                           under iXL employee benefit plans or programs payable
                           due to the Employee's death shall also be paid.
================================================================================

                  (b) DISCHARGE FOR CAUSE. iXL may terminate the Employee's employment at any time if it believes in good faith that it has Cause to terminate the Employee. "Cause" shall include;

                           (i) the willful failure by the Executive (other then due to physical or mental illness) to perform substantially his duties as an employee of the Company or any Subsidiary after reasonable notice to the President of such failure,

                           (ii)     the Executive's engaging in serious
                  misconduct that is injurious to the Company or any Subsidiary,

                           (iii) the Executive having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony, or

                           (iv) the breach by the Executive of any written covenant or agreement with the Company or any Subsidiary not to disclose any information pertaining to the Company or any Subsidiary or not to compete or interfere with the Company or any Subsidiary, or

                           (v) the Employee's material failure to comply with Company policies.

                  (c) TERMINATION FOR DISABILITY. iXL may terminate the Employee's employment on account of Disability, or may transfer the Employee to inactive employment status, which shall have the same effect under this Agreement as a termination for Disability. "Disability" shall mean a physical or mental illness, injury, or condition that prevents the Employee from performing his duties, as determined under iXL policies relating to disability applicable to the Employee and other similarly situated employees.

                  (d) DISCHARGE OTHER THAN FOR CAUSE OR DISABILITY. iXL may terminate the Employee's employment at any time for any reason, and without advance notice. If the Employee is terminated by iXL other than for Cause under
Section 3(b) of this Appendix, or for Disability under Section 3(c) of this Appendix, the Employee will only receive the special benefits provided for a non-Cause discharge, if the Employee signs a general release form furnished to him by iXL (which may include any provision customary in formal settlement agreements and general releases, including such things as the Employee's release of iXL and all conceivably related persons or entities (Affiliates) from all known and unknown claims, the Employee's covenant never in the future to pursue any released claim, the Employee's promise never to seek employment with iXL or any Affiliate in the future, and the Employee's promise not to solicit current or former customers, employees or suppliers, or disclose or use any of their proprietary or trade secret information). A standard form of iXL's release is attached as Appendix C. The Employee acknowledges that, because he is an at will employee, he may be terminated at any time with or without Cause.

                  (e) DEATH. If the Employee dies while employed under this Agreement, the payments required by Section 3(a) of this Appendix in the event of the Employee's death shall be made.

                  (f) OFFSET. Any amounts payable to the Employee under this section shall first be offset against any amounts the Employee owes iXL at the time of termination.

         4. NO OTHER REPRESENTATIONS. No representations have been made to the Employee other than those set forth in this Agreement.

                                   APPENDIX B

                             STOCK OPTION AGREEMENTS

                                   APPENDIX B

                             STOCK OPTION AGREEMENTS

                        INCENTIVE STOCK OPTION AGREEMENT

         INCENTIVE STOCK OPTION AGREEMENT, dated as of the date that appears on the signature page hereof, between iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the Employee whose name appears on the signature page hereof (the "Employee") under the iXL Enterprises, Inc. 1999B Employee Stock Option Plan, as amended and restated effective April 26, 2000 (the "Plan").

         WHEREAS, the Company has adopted and approved the Plan, a copy of which is attached to this Agreement; and

         WHEREAS, the Committee appointed to administer the Plan has selected the Employee as a participant in the Plan and has granted to the Employee, effective as of the date hereof, an option to purchase the number of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), set forth on Exhibit A hereto (the "Shares") at the exercise price set forth on Exhibit A hereto, which option is intended to be an "incentive stock option" pursuant to section 422 of the Internal Revenue Code of 1986, as amended, to the extent it so qualifies; and

         WHEREAS, this Agreement is prepared in conjunction with and under the terms of the Plan; and

         WHEREAS, although all of the terms of the Plan and the definitions used in the Plan have not been set forth in this Agreement, such terms and definitions are incorporated herein and made a part hereof by reference, and the provisions of the Plan shall govern any interpretation of this Agreement and any capitalized terms not defined herein shall have the definitions assigned to them in the Plan; and

         WHEREAS, the Employee has accepted the grant of the Option and agreed to the terms and conditions hereinafter stated.

         NOW, THEREFORE, in consideration of the foregoing and of the promises and conditions herein contained to evidence the stock options so granted, and to set forth the terms and conditions applicable to such grant, the Company and the Employee hereby agree as follows:

         1. CONFIRMATION OF GRANT; OPTION PRICE. The Company hereby evidences and confirms its grant to the Employee, effective on the date hereof (the "Grant Date"), of an option (the "Option") to purchase the Shares at an exercise price per share as set forth on Exhibit A hereto (the "Option Price"). The Option is intended to be an incentive stock option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This Agreement is subordinate to, and the terms and conditions of the Option granted hereunder are subject to, the terms and conditions of the Plan.

         2. TERM OF EXERCISE OF OPTION. Except as otherwise provided in this Agreement, the Option granted under this Agreement shall become exercisable in accordance with the vesting dates provided in Exhibit A hereto, subject to the Employee's continued employment with the Company or a Subsidiary until such date, provided that 100% of such Option shall be exercisable to the extent provided in Section 7(a). Shares eligible for purchase may thereafter be purchased, subject to the provisions hereof, at any time and from time to time on or after such vesting date until the date one day prior to the date on which the Option terminates.

         3. TERMINATION OF OPTION. Unless an earlier termination date applies pursuant to Section 6 or Section 7, the Option shall terminate on the tenth anniversary of the Grant Date.

         4. METHOD OF EXERCISE AND PAYMENT. The Employee may exercise any portion of the Option that has become exercisable by (i) either (a) written notice given to the Committee 15 business days prior to the date on which the Employee will exercise the Option (the "Exercise Date"), or (b) online notice given to an online broker with which the Company has made an arrangement for the exercise of employee stock options which notice satisfies the form and conditions set forth in such arrangement which shall be provided to the Employee from time to time, in either case, specifying the number of shares of Common Stock the Employee then desires to purchase and (ii) payment in full at the time of exercise in cash or cash equivalents, including by personal check, of the aggregate Option Price for the shares so purchased. With the approval of the Committee, the Employee may make all or part of the payment in the form of shares of Common Stock of the Company owned by the Employee for at least six months (or such longer period as is required by applicable accounting standards to avoid a charge to earnings), based on the Fair Market Value (as defined in the Plan) of such Common Stock on the Exercise Date.

         5. DELIVERY OF SHARES OF COMMON STOCK. On the Exercise Date, the Company shall deliver to the Employee (or to an online broker for the Employee's account, if so authorized by the Employee) a certificate or certificates representing the shares of Common Stock acquired. In the event that the Committee shall determine that any certificates issued under this Section 5 must bear a legend restricting the transfer of such Common Stock, such certificates shall bear the appropriate legend.



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

         6. TERMINATION OF EMPLOYMENT.

         (a) Special Termination. Unless otherwise determined by the Committee, in the event that the Employee's employment with the Company and each of its Subsidiaries terminates by reason of death, Disability (as defined in the Plan) or Retirement (as defined in the Plan), any Options granted to such Employee which are exercisable at the date of his or her death, Disability or Retirement may be exercised at any time prior to the earlier of the expiration of the term of the Options or within one (1) year following the Employee's termination of employment; provided, however, in the event of the Employee's Retirement, the Employee must exercise his or her Options within ninety (90) days of the date of Retirement in order to receive incentive stock option tax treatment, otherwise the Options will be treated as non-qualified stock options for tax purposes. Any portion of the Option described in the preceding sentence that is not exercised within the period described above shall terminate and be canceled upon the expiration of such period. Options which have not become exercisable in accordance with the terms thereof shall be canceled upon the Employee's termination of employment.

         (b) Termination of Employment for Cause. If the Participant's employment with the Company or any of its Subsidiaries is terminated for Cause (as defined in the Plan), all Options granted to the Participant which are then outstanding shall be immediately forfeited (whether or not then exercisable.

         (c) Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee, in the event that the Employee's employment with the Company and each of its Subsidiaries shall terminate for any reason other than those described in Section 6(a) or 6(b), any Options granted to the Employee which are exercisable at the date of the Employee's termination of employment shall be exercisable at any time prior to the earlier of (i) the expiration of the term of the Options or (ii) two (2) years following the Employee's termination of employment; provided, however, the Employee must exercise his or her Options within ninety (90) days of the date of Termination in order to receive incentive stock option tax treatment, otherwise the Options will be treated as non-qualified stock options for tax purposes..

         (d) No Guarantee of Employment. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate the Employee's employment at any time, or confer upon the Employee any right to continue in the employ of the Company or any of its Subsidiaries.

         7.  CHANGE OF CONTROL.

         (a) Accelerated Vesting. In the event of a Change in Control [as defined in the Plan in Paragraphs 2(a)(3) or 2(a)(4)], 100% of the Option shall immediately become fully vested and exercisable.

         (b) Other Accelerated Vesting and Payment. Subject to the provisions of
Section 7(b) below, in the event of a Change in Control [as defined in the Plan in Paragraphs 2(a)(1) and 2(a)(2)], 100% of the Option shall immediately become fully vested and exercisable or, at the Committee's sole discretion, the Option may be promptly canceled in exchange for a payment in



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


cash of an amount equal to the excess of the Change in Control Price (as defined in the Plan) over the exercise price for such Option.

         (c) Alternative Option. No cancellation, acceleration of exercisability or vesting shall occur with respect to the Option if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that the Option shall be honored or assumed, or a new stock option substituted therefor (such honored, assumed or substituted option hereinafter called an "Alternative Option") by the Employee's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must:

                  (i) provide the Employee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

                  (ii) have substantially equivalent economic value to such Option (determined at the time of the Change in Control); and

                  (iii) have terms and conditions which provide that in the event that the Employee's employment is involuntarily terminated or constructively terminated, any conditions on the Employee's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Option shall be waived or shall lapse, as the case may be.

For this purpose, a constructive termination shall mean a termination by the Employee following a material reduction in the Employee's base salary or the Employee's incentive compensation opportunity or a material reduction in the Employee's responsibilities, in any such case without the Employee's written consent.

         8. NONTRANSFERABILITY OF AWARDS. The Option granted hereunder may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than (i) by will or (ii) by the laws of descent and distribution. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any attachment or similar process, in either case contrary to the provisions hereof, such Option shall immediately become null and void. All rights with respect to any Option granted to the Employee shall be exercisable during his lifetime by such Employee or by such Employee's guardian or legal representative. Following the Employee's death, all rights with respect to any Option that was exercisable at the time of such Employee's death and has not terminated may be exercised by his designated beneficiary or by his estate in accordance with, and subject to, the terms and conditions hereof and of the Plan.

         9. BENEFICIARY DESIGNATION. The Employee may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under this Agreement is to be exercised in case of the Employee's death. Each designation will revoke all prior designations, shall be in a form reasonably acceptable to the Committee, and will be effective only when filed in writing with the Committee during the Employee's lifetime.

         10. TAX WITHHOLDING. Whenever Common Stock is to be issued pursuant to the exercise of an Option under this Agreement, the Company shall have the power to withhold, or require the Employee to remit, an amount sufficient to satisfy any applicable United States Federal, state, and local withholding or other similar tax requirements, and any applicable non-United States withholding or other similar tax requirements, in each case relating to such transaction, and the Company may defer payment of cash or the issuance of Common Stock until such requirements are satisfied. The Committee may permit the Employee to elect, subject to such conditions as the Committee may impose,

                  (i) to have Shares otherwise issuable upon the exercise of an Option withheld, or

                  (ii) to deliver to the Company shares of Common Stock previously owned by the Employee for at least six months and having a Fair Market Value as of the date of exercise equal to all or part of the Employee's withholding or other similar tax obligation associated with the transaction and cash equal to the balance of such tax obligation.

         11. ADJUSTMENT OF THE NUMBER OF OPTION SHARES. The number, class, and exercise price of any outstanding Option (and the number and class of shares of Common Stock subject to such outstanding Option), shall be adjusted by the Committee if it shall deem such an adjustment necessary or appropriate to reflect any Common Stock dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, liquidation or dissolution of the Company or its Subsidiaries.

         12. REQUIREMENTS OF LAW. The issuance of shares of Common Stock pursuant to any Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No shares of Common Stock shall be issued upon exercise of any Option granted hereunder if such issuance or exercise would result in a violation of applicable law, including the federal securities laws and any applicable state or foreign securities laws. Any options granted hereunder shall be offered pursuant to an applicable federal securities law exemption from registration.

         13. NO VOTING RIGHTS. The Employee shall have no right, in respect of the Option granted hereby, to vote on any matter submitted to the Company's stockholders until such time as the shares of Common Stock issuable upon exercise of such Option has been so issued to the Employee. At such time, the Employee shall have the voting rights attributable to the shares of Common Stock that have been issued to him.

         14. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, regardless of the law that might be applied under principles of conflict of laws, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

         15. GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender used in this Agreement shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

         16. INTERPRETATION; CONSTRUCTION. Any determination or interpretation by the Committee under or pursuant to this Agreement shall be final and conclusive on all persons affected hereby. In the event of a conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

         17. AMENDMENTS. The Committee shall have the exclusive right to amend this Agreement, from time to time, provided that no such amendment shall impair the rights of the Employee under this Agreement without the Employee's consent. Upon its adoption by the Committee, any alteration or amendment of this Agreement shall become binding and conclusive on all persons affected thereby without any need for consent or other action by any such person. The Company shall give written notice to the Employee of any amendment under this Section as promptly as practicable after the adoption thereof.

         18. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified mail, return receipt requested, postage prepaid (or by any recognized international equivalent of such mail delivery) to the Company at the Company's principal executive offices (Attn: Secretary) or to the Employee at the Employee's address as set forth in the Company's regular employment books and records, as the case may be. All notices and other communications under this Agreement to the Committee shall be deemed made if such notices and other communications are given to the Company in the manner prescribed in the preceding sentence.

         19. INCENTIVE STOCK OPTION TREATMENT. The terms of this Option shall be interpreted in a manner consistent with the intent of the Company and the Optionee that the Option qualify as an Incentive Stock Option under Section 422 of the Code. If any provision of the Plan or the Agreement shall be impermissible in order for the Option to qualify as an Incentive Stock Option, then the Option shall be construed and enforced as if such provision had never been included in the Plan or the Option.

         20. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (a) Exercise of Option. There will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Option Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

         (b) Disposition of Shares. If Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the date of grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Option are disposed of within such one-year period or within two years after the date of grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Option Price and the lesser of (1) the fair market value of the Shares on the date of exercise, or (2) the sale price of the Shares.

         (c) Notice of Disqualifying Disposition of Option Shares. If Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Option on or before the later of (1) the date two years after the date of grant, (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.



                           [ SIGNATURE PAGE FOLLOWS ]

         IN WITNESS WHEREOF, iXL Enterprises, Inc. and the Employee have duly executed this Agreement as of the date indicated below.

                                      iXL ENTERPRISES, INC.


Dated as of
                                      By:
                                         --------------------------------------
                                            Mark Steele
                                            Senior Vice President




                                      ------------------------------------------
                                      Employee's Signature



                                      ------------------------------------------
                                      (Print Name)



                                      ------------------------------------------
                                      (Address)



                                      ------------------------------------------
                                      (City, State and Zip Code)



                                      ------------------------------------------
                                      (Social Security/Insurance Number)

                                    EXHIBIT A


                            [ EMPLOYEE'S NAME HERE ]



Grant Date:


Grant Number:


Plan / Type:


Total number of Shares
for the Purchase of which
an Option Has Been Granted:


Option Price:


Vesting schedule:

                      NON-QUALIFIED STOCK OPTION AGREEMENT

         NON-QUALIFIED STOCK OPTION AGREEMENT, dated as of the date that appears on the signature page hereof, between iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the Employee whose name appears on the signature page hereof (the "Employee") under the iXL Enterprises, Inc. 1999B Employee Stock Option Plan, as amended and restated effective April 26, 2000 (the "Plan").

         WHEREAS, the Company has adopted and approved the Plan, a copy of which is attached to this Agreement; and

         WHEREAS, the Committee appointed to administer the Plan has selected the Employee as a participant in the Plan and has granted to the Employee, effective as of the date hereof, an option to purchase the number of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), set forth on Exhibit A hereto (the "Shares") at the exercise price set forth on Exhibit A hereto, which option is not intended to be an "incentive stock option" pursuant to section 422 of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, this Agreement is prepared in conjunction with and under the terms of the Plan; and

         WHEREAS, although all of the terms of the Plan and the definitions used in the Plan have not been set forth in this Agreement, such terms and definitions are incorporated herein and made a part hereof by reference, and the provisions of the Plan shall govern any interpretation of this Agreement and any capitalized terms not defined herein shall have the definitions assigned to them in the Plan; and

         WHEREAS, the Employee has accepted the grant of the Option and agreed to the terms and conditions hereinafter stated.

         NOW, THEREFORE, in consideration of the foregoing and of the promises and conditions herein contained to evidence the stock options so granted, and to set forth the terms and conditions applicable to such grant, the Company and the Employee hereby agree as follows:

         1. CONFIRMATION OF GRANT; OPTION PRICE. The Company hereby evidences and confirms its grant to the Employee, effective on the date hereof (the "Grant Date"), of an option (the "Option") to purchase the Shares at an exercise price per share as set forth on Exhibit A hereto (the "Option Price"). The Option is not intended to be an incentive stock option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This Agreement is subordinate to, and the terms and conditions of the Option granted hereunder are subject to, the terms and conditions of the Plan.

         2. TERM OF EXERCISE OF OPTION. Except as otherwise provided in this Agreement, the Option granted under this Agreement shall become exercisable in accordance with the vesting dates provided in Exhibit A hereto. Shares eligible for purchase may thereafter be purchased, subject to the provisions hereof, at any time and from time to time on or after such vesting date until the date one day prior to the date on which the Option terminates.

         3. TERMINATION OF OPTION. Unless an earlier termination date applies pursuant to Section 6 or Section 7, the Option shall terminate on the tenth anniversary of the Grant Date.

         4. METHOD OF EXERCISE AND PAYMENT. The Employee may exercise any portion of the Option that has become exercisable by (i) either (a) written notice given to the Committee 15 business days prior to the date on which the Employee will exercise the Option (the "Exercise Date"), or (b) online notice given to an online broker with which the Company has made an arrangement for the exercise of employee stock options which notice satisfies the form and conditions set forth in such arrangement which shall be provided to the Employee from time to time, in either case, specifying the number of shares of Common Stock the Employee then desires to purchase and (ii) payment in full at the time of exercise in cash or cash equivalents, including by personal check, of the aggregate Option Price for the shares so purchased. With the approval of the Committee, the Employee may make all or part of the payment in the form of shares of Common Stock of the Company owned by the Employee for at least six months (or such longer period as is required by applicable accounting standards to avoid a charge to earnings), based on the Fair Market Value (as defined in the Plan) of such Common Stock on the Exercise Date.

         5. DELIVERY OF SHARES OF COMMON STOCK. On the Exercise Date, the Company shall deliver to the Employee (or to an online broker for the Employee's account, if so authorized by the Employee) a certificate or certificates representing the shares of Common Stock acquired. In the event that the Committee shall determine that any certificates issued under this Section 5 must bear a legend restricting the transfer of such Common Stock, such certificates shall bear the appropriate legend.

         6. TERMINATION OF EMPLOYMENT.

         (a) Special Termination. Unless otherwise determined by the Committee, in the event that the Employee's employment with the Company and each of its Subsidiaries terminates by reason of death, Disability (as defined in the Plan) or Retirement (as defined in the Plan), any Options granted to such Employee which are exercisable at the date of his or her death, Disability or Retirement may be exercised at any time prior to the earlier of the expiration of the term of the Options or within one (1) year following the Employee's termination of employment. Any portion of the Option described in the preceding sentence that is not exercised within the period described above shall terminate and be canceled upon the expiration of such period. Options which have not become exercisable in accordance with the terms thereof shall be canceled upon the Employee's termination of employment.

         (b) Termination of Employment for Cause. If the Participant's employment with the Company or any of its Subsidiaries is terminated for Cause (as defined in the Plan), all Options granted to the Participant which are then outstanding shall be immediately forfeited (whether or not then exercisable.

         (c) Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee, in the event that the Employee's employment with the Company and each of its Subsidiaries shall terminate for any reason other than those described in Section 6(a) or 6(b), any

Options granted to the Employee which are exercisable at the date of the Employee's termination of employment shall be exercisable at any time prior to the earlier of (i) the expiration of the term of the Options or (ii) two (2) years following the Employee's termination of employment.

         (d) No Guarantee of Employment. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate the Employee's employment at any time, or confer upon the Employee any right to continue in the employ of the Company or any of its Subsidiaries.

         7. CHANGE OF CONTROL.

         (a) Accelerated Vesting. In the event of a Change in Control [as defined in the Plan in Paragraphs 2(a)(3) or 2(a)(4)], 100% of the Option shall immediately become fully vested and exercisable.

         (b) Other Accelerated Vesting and Payment. Subject to the provisions of
Section 7(b) below, in the event of a Change in Control [as defined in the Plan in Paragraphs 2(a)(1) and 2(a)(2)], 100% of the Option shall immediately become fully vested and exercisable or, at the Committee's sole discretion, the Option may be promptly canceled in exchange for a payment in cash of an amount equal to the excess of the Change in Control Price (as defined in the Plan) over the exercise price for such Option.

         (c) Alternative Option. No cancellation, acceleration of exercisability or vesting shall occur with respect to the Option if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that the Option shall be honored or assumed, or a new stock option substituted therefor (such honored, assumed or substituted option hereinafter called an "Alternative Option") by the Employee's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must:

                  (i) provide the Employee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

                  (ii) have substantially equivalent economic value to such Option (determined at the time of the Change in Control); and

                  (iii) have terms and conditions which provide that in the event that the Employee's employment is involuntarily terminated or constructively terminated, any conditions on the Employee's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Option shall be waived or shall lapse, as the case may be.

For this purpose, a constructive termination shall mean a termination by the Employee following a material reduction in the Employee's base salary or the Employee's incentive compensation opportunity or a material reduction in the Employee's responsibilities, in any such case without the Employee's written consent.

         (c) Termination upon Change of Control. If the Executive's employment with the Company is terminated in connection with a Change of Control of the Company at any time during the term of this Agreement, the vesting of options granted to Executive shall be immediately accelerated such that 100% of all options granted to the Executive prior to such termination in connection with a Change of Control shall become vested.

         8. NONTRANSFERABILITY OF AWARDS. Except to the extent otherwise determined by the Committee, the Option granted hereunder may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than (i) by will or (ii) by the laws of descent and distribution. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any attachment or similar process, in either case contrary to the provisions hereof, such Option shall immediately become null and void. All rights with respect to any Option granted to the Employee shall be exercisable during his lifetime by such Employee or by such Employee's guardian or legal representative. Following the Employee's death, all rights with respect to any Option that was exercisable at the time of such Employee's death and has not terminated may be exercised by his designated beneficiary or by his estate in accordance with, and subject to, the terms and conditions hereof and of the Plan.

         9. BENEFICIARY DESIGNATION. The Employee may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under this Agreement is to be exercised in case of the Employee's death. Each designation will revoke all prior designations, shall be in a form reasonably acceptable to the Committee, and will be effective only when filed in writing with the Committee during the Employee's lifetime.

         10. TAX WITHHOLDING. Whenever Common Stock is to be issued pursuant to the exercise of an Option under this Agreement, the Company shall have the power to withhold, or require the Employee to remit, an amount sufficient to satisfy any applicable United States Federal, state, and local withholding or other similar tax requirements, and any applicable non-United States withholding or other similar tax requirements, in each case relating to such transaction, and the Company may defer payment of cash or the issuance of Common Stock until such requirements are satisfied. The Committee may permit the Employee to elect, subject to such conditions as the Committee may impose,

                  (i) to have Shares otherwise issuable upon the exercise of an Option withheld, or

                  (ii) to deliver to the Company shares of Common Stock previously owned by the Employee for at least six months and having a Fair Market Value as of the date of exercise equal to all or part of the Employee's withholding or other similar tax obligation associated with the transaction and cash equal to the balance of such tax obligation.

         11. ADJUSTMENT OF THE NUMBER OF OPTION SHARES. The number, class, and exercise price of any outstanding Option (and the number and class of shares of Common Stock subject to such outstanding Option), shall be adjusted by the Committee if it shall deem such an adjustment necessary or appropriate to reflect any Common Stock dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, liquidation or dissolution of the Company or its Subsidiaries.

         12. REQUIREMENTS OF LAW. The issuance of shares of Common Stock pursuant to any Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No shares of Common Stock shall be issued upon exercise of any Option granted hereunder if such issuance or exercise would result in a violation of applicable law, including the federal securities laws and any applicable state or foreign securities laws. Any options granted hereunder shall be offered pursuant to an applicable federal securities law exemption from registration.

         13. NO VOTING RIGHTS. The Employee shall have no right, in respect of the Option granted hereby, to vote on any matter submitted to the Company's stockholders until such time as the shares of Common Stock issuable upon exercise of such Option has been so issued to the Employee. At such time, the Employee shall have the voting rights attributable to the shares of Common Stock that have been issued to him.

         14. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, regardless of the law that might be applied under principles of conflict of laws, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

         15. GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender used in this Agreement shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

         16. INTERPRETATION; CONSTRUCTION. Any determination or interpretation by the Committee under or pursuant to this Agreement shall be final and conclusive on all persons affected hereby. In the event of a conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

         17. AMENDMENTS. The Committee shall have the exclusive right to amend this Agreement, from time to time, provided that no such amendment shall impair the rights of the Employee under this Agreement without the Employee's consent. Upon its adoption by the Committee, any alteration or amendment of this Agreement shall become binding and conclusive on all persons affected thereby without any need for consent or other action by any such person. The Company shall give written notice to the Employee of any amendment under this Section as promptly as practicable after the adoption thereof.

         18. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified mail, return receipt requested, postage prepaid (or by any recognized international equivalent of such mail delivery) to the Company at the Company's principal executive offices (Attn:
Secretary) or to the Employee at the Employee's address as set forth in the Company's regular employment books and records, as the case may be. All notices and other communications under this Agreement to the Committee shall be deemed made if such notices and other communications are given to the Company in the manner prescribed in the preceding sentence.

         19. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (a) Exercise of Option. There may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Option Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

         (b) Disposition of Shares. If Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.


                           [ SIGNATURE PAGE FOLLOWS ]

         IN WITNESS WHEREOF, iXL Enterprises, Inc. and the Employee have duly executed this Agreement as of the date indicated below.


                                     iXL ENTERPRISES, INC.
Dated as of


                                     By:
                                        ----------------------------------------
                                        Mark L. Steele
                                        Interim Chief Financial Officer



                                        ----------------------------------------
                                        Employee's Signature


                                        ----------------------------------------
                                        (Print Name)




                                        ----------------------------------------
                                        (Address)



                                        ----------------------------------------
                                        (City, State and Zip Code)



                                        ----------------------------------------
                                        (Social Security/Insurance Number)

                                    EXHIBIT A

                            [ EMPLOYEE'S NAME HERE ]



Grant Date:


Grant Number:


Plan / Type:


Total number of Shares
for the Purchase of which
an Option Has Been Granted:


Option Price:



Vesting schedule: